UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 20, 2011
US HIGHLAND, INC.
(Exact name of registrant as specified in its charter)
Oklahoma	333-139685	73-1556790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1241 South Harvard, Tulsa, OK		74112
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(918) 827-5254
n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement

On October 20, 2011, we entered into a consulting agreement with Adrian Lee, whereby Mr. Lee has agreed to provide our company with services as a member to our board of directors, in regards to management and operations, for a period ending October 20, 2014.  In consideration for the services, we have agreed to issue to Mr. Lee an aggregate of 200,000 shares of our common stock, in addition to paying US$2,250 per month for the duration of the term.

Item 9.01	Financial Statements and Exhibits

10.1	Consulting Agreement with Adrian Lee dated October 20, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US HIGHLAND, INC.
/s/ JOHN R. FITZPATRICK, III
John R. Fitzpatrick, III
Chief Executive Officer and Chief Financial Officer
Date:	January 19, 2012